UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

EDEN BIOSCIENCE CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-31499 (Commission File Number)	91-1649604 (I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Suite 100
Bothell, Washington 98021-7266
(Address of principal executive offices)

(425) 806-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   Results of Operations and Financial Condition.

        On October 26, 2004, Eden Bioscience Corporation (the “Company”) issued a press release announcing the Company’s financial results for the third quarter ended September 30, 2004. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Current Report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report, including but not limited to Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press release dated October 26, 2004 containing the financial results for the third quarter ended September 30, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN BIOSCIENCE CORPORATION
By: /s/ Bradley S. Powell Bradley S. Powell Vice President of Finance, Chief Financial Officer and Secretary

October 26, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 26, 2004 containing the financial results for the third quarter ended September 30, 2004.